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                                                                    Exhibit 10.2

                         XANODYNE PHARMACEUTICALS, INC.

              SECOND AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN

                                  JUNE 20, 2007

     WHEREAS, the Xanodyne Pharmaceuticals, Inc. 2001 Stock Option Plan (the "Plan") was amended and restated, and approved by its stockholders, on July 25, 2005.

     WHEREAS, the Stockholders of Xanodyne Pharmaceuticals, Inc. (the "Company") agree to amend and restate the Plan to reflect the increase in the maximum number of shares of Common Stock that may be issued or transferred or exercised pursuant to Incentive Awards under the Plan, and make certain other administrative revisions to the Plan.

     NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended and restated as follows:

1.   PURPOSE OF THE PLAN.

     The purpose of the Second Amended and Restated 2001 Stock Incentive Plan of Xanodyne Pharmaceuticals, Inc. is to:

     (a) promote the interests of the Company and its Stockholders by strengthening the Company's ability to attract, motivate and retain employees, members of the Board of Directors and consultants of training, experience and ability;

     (b) furnish incentives to individuals chosen to receive Options because they are considered capable of responding by improving operations and increasing profits and otherwise add value to the Company; and

     (c) provide a means to encourage stock ownership and proprietary interest in the Company to valued employees, members of the Board of Directors of the Company and consultants upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.   DEFINITIONS.

     (a)  "Board" means the Board of Directors of the Company.

     (b)  "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means the compensation committee of the Board as may be appointed by the Board from time to time. The Committee shall consist of three or more members of the Board, at least two of whom shall not be employees of the Company.

     (d) "Common Stock" means the Common Stock, $.001 par value, of the Company.

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     (e)  "Company" means Xanodyne Pharmaceuticals, Inc.

     (f) "Convertible Securities" shall mean evidences of indebtedness, shares of Stock or other Securities which are or may at any time be convertible into or exchangeable for shares of Common Stock. The term "Convertible Security" shall mean one of the Convertible Securities.

     (g) "Disabled" shall have the same meaning as set forth in Section 422(c)(6) of the Code and shall include the term "Disability."

     (h) "Eligible Person" means any employee, Non-Executive Director or consultant of the Company or of any of its present or future parent or subsidiary corporations.

     (i) "Executive Director" means a member of the Board who is a full-time employee.

     (j) "Fair Market Value" means the closing price of a share of Common Stock on the New York Stock Exchange Composite Tape or, if the Common Stock is not then listed on the New York Stock Exchange, on any stock exchange on which the Common Stock is then listed on the date as of which fair market value is to be determined or, if the Common Stock is not then listed on any stock exchange, at a price as determined by the Board.

     (k) "ISO" means an Option granted under this Plan which is designated to be an incentive stock option under provisions of Section 422 of the Code. Any provisions elsewhere in this Plan or in any such ISO which would prevent such Option from being an incentive stock option may be deleted and/or voided retroactively to the date of the granting of such Option, by action of the Board.

     (l) "Incentive Award" means an Option, Incentive Stock Award, or cash bonus award granted under the Plan.

     (m) "Incentive Stock Award" means a right to the grant or purchase, at a price determined by the Board, of Common Stock which is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achievement of pre-established financial objectives or both.

     (n) "Non-Executive Director" means a member of the Board who is not a full-time employee.

     (o) "NQO" means an Option granted under this Plan which is not an ISO. NQOs shall not be affected by any actions taken retroactively as provided above with respect to ISOs.

     (p) "Option" means any nonqualified or non-statutory stock option and any incentive stock option granted pursuant to Section 422 of the Code.


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     (q)  "Option Agreement" means a written instrument under which Options are granted pursuant to the terms of the Plan.

     (r) "Option Stock" means shares of Common Stock issued pursuant to the exercise of an Option and held by an Optionee.

     (s) "Optionee" means an Eligible Person to whom options have been granted pursuant to the Plan and an Option Agreement.

     (t) "Participant" means any Eligible Person selected to participate in an Incentive Award pursuant to Section 5.

     (u) "Plan" means the Second Amended and Restated 2001 Stock Incentive Plan as set forth herein, which may be further amended from time to time.

     (v) "Securities" means any debt or equity securities of the Company or a subsidiary, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean one of the Securities.

     (w) "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participations in, corporate stock.

     (x)  "Stockholder" means a holder of Stock.

3.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 3(c) and Section 12 of the Plan, the maximum number of shares of Common Stock that may be issued or transferred or exercised pursuant to Incentive Awards under the Plan, including the number of shares of Common Stock of the Company that may be issued or transferred or exercised pursuant to ISOs, shall not exceed the lesser of 14,547,252 shares, or 30% of the then outstanding Securities of the Company, on an as-converted basis.

     (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Board, either from authorized but un-issued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

     (c) Shares of Common Stock subject to an Incentive Award that expires, is terminated unexercised, is forfeited for any reason, or is settled in a manner that results in fewer shares outstanding than were initially awarded, shares surrendered in payment of the option price or any tax obligation with respect to an Award, and shares of Common Stock that are repurchased by, or forfeited to, the Company shall again be available for granting Incentive Awards under the Plan to the extent of such expiration, termination, forfeiture, repurchase or decrease.


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4.   ADMINISTRATION OF THE PLAN.

     The Board shall administer the Plan, and the Committee may exercise such powers and authority as the Board may delegate to the Committee from time to time. The Committee shall recommend to the Board and the Board shall in its discretion determine the Eligible Persons to whom, and the time or times at which, Incentive Awards may be granted and the number of shares subject to each Incentive Award. The Board has authority, in its sole discretion, to interpret the Plan, and to determine the terms and provisions of the respective Incentive Awards agreements and to make all other determinations necessary or advisable for Plan administration. The Board has the authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Board will be final, conclusive, and binding upon all parties. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or Committee with respect to the Plan or any Incentive Award under it.

5.   ELIGIBILITY.

     Any employee, Non-Executive Director and consultant who has been recommended by the Committee and approved by the Board to be Eligible Persons are eligible to participate in the Plan. The Board has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Incentive Awards, and the type and amount of Incentive Award to be granted. Each Incentive Award will be evidenced by a written instrument and may include any other terms and conditions consistent with the Plan, as the Board may determine.

6.   WRITTEN AGREEMENT; EFFECT.

     Each Option shall be evidenced by an Option Agreement, in form satisfactory to the Board, executed by the Company and by the person to whom such Option is granted. The Option Agreement shall specify whether each Option it evidences is a NQO or an ISO. Failure of the grantee to execute an Option Agreement shall not void or invalidate the grant of an Option; but the Option may not be exercised, however, until the Option Agreement is executed.

7.   ANNUAL $100,000 LIMITATION IN ISOS.

     To the extent required by Section 422(d) of the Code, the aggregate Fair Market Value of shares of the Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000. For this purpose, Fair Market Value shall be the Fair Market Value of the shares covered by the ISOs when the ISOs were granted. If by their terms, such ISOs taken together would first become exercisable at a faster rate, this $100,000 limitation shall be applied by deferring the exercisability of those ISOs or portions of ISOs which have later grant dates. The ISOs or portions of ISOs, the exercisability of which are so deferred, shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles of this Section and all other provisions of this Section and all other provisions of this Plan, including those relating to the expiration and termination of ISOs.


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8.   ADVANCE APPROVALS.

     The Board may approve the grant of Options to persons who are expected to become Eligible Persons at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the grantee becomes an Eligible Person, and must satisfy all requirements of this Plan for Options granted on the date the grantee becomes an Eligible Person.

9.   TERMS AND CONDITIONS OF STOCK OPTIONS.

     (a) Each Option shall be designated as an ISO or a NQO and shall be subject to the terms and conditions set forth in Section 9. ISOs shall also be subject to the terms and conditions set forth in Section 10.

     (b) Each Option Agreement shall specify the date as of which it shall be effective, which date shall be the Grant Date (determined pursuant to Section 8 in the case of advance approvals).

     (c) Except as provided in Section 10 hereof, the purchase price of Common Stock under each Option will be determined by the Board. The purchase price of Common Stock under each Option shall not be less than the Fair Market Value of the Common Stock on the Grant Date.

     (d)  Exercise of Options.

          (i) Procedure for Exercise: Rights as a Shareholder. Subject to the provisions of this Section 9 and Section 10 hereof, each Option shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 13(l) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares received upon exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.


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          (ii) Vesting.

               1) Except as provided in subsection 3) below, with respect to any Option grant made on or after July 29, 2005, Options may be exercised as follows:

                    a) 25% of the Option shares shall become exercisable on the twelve (12) month anniversary of the Grant Date;

                    b) The remaining Option shares shall become exercisable in equal 1/36th increments on the first day of each consecutive month beginning after the twelve (12) month anniversary date of the Grant Date.

               2) Except as provided in subsection 3) below, with respect to any Option originally granted by the Company before July 29, 2005, such Options shall be exercisable in accordance with the terms set forth in the Option Agreement or grant instrument governing such Options that is then in effect, or as amended thereafter; notwithstanding anything to the contrary, an Optionee shall have the right to exercise at least 20% of his or her Options annually over the 5 year period following the Grant Date and beginning on the twelve
                    (12) month anniversary date of the Grant Date.

               3) With respect to any Option Grant, the Board of Directors may approve a vesting period that is shorter than the periods set forth in subsections (1) and (2) above.

          (iii) Termination of Status as an Employee, Consultant or Non-Executive Director. In the event of a termination in an Optionee's status as an employee, consultant or Non-Executive Director (as the case may be) for any reason whatever, subsequent to such termination an Optionee may, subject to the limitations set forth in the Option Agreement, Section 14(d) hereof, exercise the Option to the extent that such employee, consultant or Non-Executive Director was entitled to exercise it on the date of such termination, for the sake of clarity, after the vesting of any Option in accordance with this Agreement. To the extent that such employee, consultant or Non-Executive Director does not exercise such Option (which such employee, consultant or Non-Executive Director was entitled to exercise) within the time specified in the Option Agreement, the Option shall terminate as detailed in Section 14(d) hereof.

          (iv) Partial exercise. Unless otherwise provided in the Option Agreement, any exercise of an Option granted under this Plan may be made in whole or in part.

     (e) No fractional shares will be issued pursuant to the exercise of an Option nor will any cash payment be made in lieu of fractional shares.


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     (f)  Each Option Agreement may contain such other terms, provisions, and conditions that are consistent with this Plan, including rights of repurchase, as may be determined by the Board, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify such option as an "incentive stock option" within the meaning of Section 422 of the Code.

10.  TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE SUBJECT.

     Options granted under this plan which are designated as ISOs shall be subject to the following terms and conditions:

     (a) The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the Fair Market Value of the stock covered by the ISO at the Grant Date; provided, however, that the exercise price of an ISO granted to any person who owns, directly or indirectly (or is treated as owning by reason of attribution rules, currently set forth in Code
          Section 424), stock of the Company constituting more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or of any affiliate of the Company, shall in no event be less than 110 percent of such fair market value.

     (b) Unless an earlier expiration date is specified by the Board at the Grant Date in the Option Agreement, each ISO shall expire ten (10) years from its Grant Date; except that an ISO granted to any person who owns, directly or indirectly (or is treated as owning by reason of applicable attribution rules currently set forth in Section 424 of the
          Code) stock of the Company constituting more than ten percent of the total combined voting power of the Company's outstanding stock, or the stock of any affiliate of the Company, shall expire five years from its Grant Date.

     (c) If Common Stock acquired by exercise of an ISO is disposed of within two years from the Grant Date or within one year after the transfer of the Common Stock to the Optionee, the holder of the Common Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require. Such holder shall pay to the Company any withholding and employment taxes which the Company in its sole discretion deems applicable. The Company may instruct its stock transfer agent by appropriate means, including placement of legends on stock certificates, not to transfer stock acquired by exercise of an ISO unless it has been advised by the Company that the requirements of this Section have been satisfied.

11.  TERMS AND CONDITIONS OF INCENTIVE STOCK AWARDS.

     (a) All shares of Incentive Stock Awards granted or sold pursuant to the Plan will be subject to the following conditions:


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          (i)  The shares may not be sold, transferred or otherwise alienated or hypothecated until any restrictions with respect to such shares are removed or expire.

          (ii) The Board may require the Participant to enter into an agreement providing that the certificates representing Incentive Stock Awards granted or sold pursuant to the Plan will remain in the physical custody of the Company until all restrictions are removed or expire.

          (iii) Each certificate representing Incentive Stock Awards granted pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

          (iv) The Board may impose other conditions on any shares granted or sold pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such shares or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

     (b) The restrictions imposed under subparagraph (a) above upon Incentive Stock Awards will lapse in accordance with a schedule or other conditions as determined by the Board, subject to the provisions of
          Section 14(e) hereof.

     (c) Subject to the provisions of subparagraph (a) above and Section 13(1) hereof, the holder of Option Stock will have all rights of a stockholder with respect to the Incentive Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid and made with respect thereto.

12.  ADJUSTMENT PROVISIONS.

     (a) If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other Securities, or if additional shares or new or different shares or other Securities are distributed with respect to such shares of Common Stock or other Securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other Securities an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Section 3, (ii) the number and kind of shares or other Securities subject to the then outstanding Incentive Awards, and (iii) the price for each share or other unit of any other Securities subject to then outstanding Incentive Awards without change in the aggregate purchase price or value as to which such Incentive Awards remain exercisable or subject to restrictions.

     (b) Adjustments under Sections 12(a) will be made by the Board, whose determination as to what adjustment will be made and the extent thereof will be


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          final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments.

     (c) In order to preserve a Participant's rights under an Incentive Award in the event of a change in control of the Company as defined by the Board (a "Change in Control"), the Board in its discretion may, at the time an Incentive Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Incentive Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Incentive Award had the Incentive Award been exercised or paid upon the Change in Control,
          (iii) adjust the terms of the Incentive Award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the Incentive Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Board may consider equitable to Participants and in the best interests of the Company.

13.  GENERAL PROVISIONS.

     (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as an employee, consultant or member of the Board or any of its subsidiaries or affect the right of the Company to terminate the employment or membership on the Board of any Participant at any time with or without cause.

     (b) No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all then-applicable requirements imposed by Federal and state securities and their laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Participant to take any reasonable action to meet such requirements.

     (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

     (d) The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Incentive Award.

     (e) No Incentive Award and no right under the Plan, contingent or otherwise, will be assignable or subject to any encumbrance, pledge or change of any nature except


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          that, under such rules and regulations as the Company may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award.

     (f) The Company may make a loan to a Participant who is a full-time employee in connection with (i) the exercise of an Option in an amount not to exceed the aggregate exercise price of the Option being exercised and the grossed up amount of any Federal and state taxes payable as a result of such vesting. Any such loan may be secured by shares of Common Stock or other collateral deemed adequate by the Board and will comply in all respects with all applicable laws and regulations. The Board may adopt policies regarding eligibility for such loans, the maximum amounts thereof and any terms and conditions not specified in the Plan upon which such loans will be made. In no event will the interest rate be less than the minimum rate established by the Internal Revenue Service for the purpose of the purchase and sale of property.

     (g) The Board may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant. Such Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Board at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

     (h) The forms of Options granted under the Plan may contain such other provisions as the Board may deem advisable. Without limiting the foregoing and if so authorized by the Board, the Company may, with consent of the Participant, and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation in respect of the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value, at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there shall be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, shall thereafter be available for other grants.


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     (i)  To the extent required by California securities laws, the Company, shall at least annually, provide the residents of California who are Optionees or own shares of Company Stock acquired pursuant to Incentive Awards under the Plan with annual financial statements of the Company.

     (j) The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of any Incentive Award no later than the date of the event creating the tax liability. In the Board's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the exercise of the Option or from the grant of an Incentive Stock Award creating the tax obligation, valued at the Fair Market Value of the Stock on the date of delivery to the Company. The Company and any of its affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (k) Each Incentive Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the Plan as the Board considers necessary and advisable. The Board may at the time of grant of an Incentive Award or at any time thereafter, require as a condition for exercise of an Option or receipt of an Incentive Stock Award that the Participant execute a Shareholder Agreement containing such provisions relating to voting, restrictions on transferability, first refusal rights, co-sale rights, etc., and otherwise as the Board may deem necessary or desirable and may at any time impose such additional conditions with respect to the issuance and/or delivery of stock under the Plan as it considers necessary or advisable to comply with the requirements of securities, tax or other laws or regulations, including without limitation restricting the transfer of such shares and requiring appropriate representations and agreements from the Participant, and the Company shall be entitled to postpone such issuance or delivery until such conditions have been met.

     (l) Except as set forth below, the purchase price, if any, for shares acquired pursuant to an Incentive Award will be payable in full in cash. In the discretion of the Board, such payment may be made by the assignment and delivery to the Company of shares of Common Stock owned by the holder of the Incentive Awards; or by a promissory note secured by shares of Common Stock bearing interest at a rate equal to the minimum rate permitted by the Internal Revenue Service; or by a combination of cash and any of the above. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the purchase date. The Board may, in its discretion and upon request of the holder, issue shares of the Incentive Awards directly to a brokerage firm or firms to be selected by the Board, without payment of the purchase price by the holder but upon delivery of an irrevocable guarantee by such brokerage firm or firms of the payment of such purchase price. No payment by an assignment of shares, by a promissory note or by any combination thereof, or by the guarantee of a brokerage firm or firms as


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          described above, will be allowed unless such payments are allowed under applicable requirements of Federal and state tax, securities and other laws, rules and regulations and by any regulatory authority having jurisdiction.

14.  AMENDMENT AND TERMINATION.

     (a) The Board will have the power, in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment, suspension or termination will, without approval of the stockholders of the Company, except as provided in Section 12 of the Plan:

          (i) Change the class of persons eligible to receive Incentive Awards under the Plan;

          (ii) Materially increase the benefits accruing to Eligible Persons under the Plan;

          (iii) Increase the number of shares of Common Stock subject to the Plan; or

          (iv) Transfer the administration of the Plan to any person who is not a Disinterested Person under the Securities Exchange Act of 1934.

     (b) The Board may, with the consent of a Participant, make such modifications in the terms and conditions of an Incentive Award agreement as it deems advisable.

     (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate impair or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

     (d)  Expiration of Options.

          (i) Unvested Options. All Options that have not vested at the time a Participant ceases to be an Eligible Person for any reason (defined in this Section 14(d) as a "Termination") shall expire immediately on the date of Termination, unless otherwise specified in the Optionee's Option Agreement or Employment Agreement.

          (ii) Vested Options. Unless otherwise approved by the Board, any Option which has become exercisable but which has not been exercised shall terminate at the close of business on the thirtieth day following the date the Optionee ceases to serve as an employee, director or consultant of the Company or a Subsidiary. Provided, however, that if the Optionee ceases to serve as an employee, director or consultant of the Company or a Subsidiary by reason of the Optionee's death, incapacity or retirement, the Option shall terminate twelve months after the Optionee ceases such service. Where an Option is exercised more than thirty days after the Optionee ceases service as an employee, director or consultant of the Company or a Subsidiary, the Option may be exercised only to the extent


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               it could have been exercised on the thirtieth day after the
               Optionee ceased such service. Notwithstanding the foregoing, but subject to Section 10(b) hereof, the Board in its sole discretion may increase the exercise period for any Option which has become exercisable but which has not been exercised on the date the Optionee ceases to serve as an employee, director or consultant of the Company or a Subsidiary by reason of the Optionee's death, incapacity or termination. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Board, be deemed a termination of service within the meaning of this paragraph. Notwithstanding the foregoing provisions of this paragraph or any other provisions of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years.

     (e) The Board may in its sole discretion determine, (i) with respect to an Incentive Award, that any Participant who is on leave of absence for any reason will be considered as still in the employ of the Company, provided that rights to such Incentive Award during a leave of absence will be limited to the extent to which such right was earned or vested at the commencement of such leave of absence, or (ii) with respect to any Options of any Participant who is retiring at normal retirement age or with the consent of the Company or any subsidiary thereof at an earlier age, that the Options of such Participant will accelerate and become fully exercisable on a date specified by the Board which is not later than the effective date of such retirement.

15.  EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

     This Plan will become effective upon adoption by the Board and the holders of a majority of the outstanding shares of the Company. Unless previously terminated, the Plan will terminate on June 20, 2017.


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